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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 2003


                         THE HOUSTON EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)




         DELAWARE                       001-11899                 22-2674487
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

       1100 LOUISIANA, SUITE 2000                                 77002-5215
            HOUSTON, TEXAS                                        (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 830-6800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99.1 Press release issued by The Houston Exploration Company on November 6, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 6, 2003, we issued a press release with respect to our earnings for the three month and nine month periods ended September 30, 2003. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE HOUSTON EXPLORATION COMPANY


                                          By: /s/ James F. Westmoreland
                                              ----------------------------------
                                              James F. Westmoreland
                                              Vice President, Chief Accounting
                                              Officer and Secretary

Dated: November 6, 2003


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                                  EXHIBIT INDEX

      EXHIBITS                         DESCRIPTION
      --------    ----------------------------------------------------------
         *99.1 -- Press release issued by The Houston Exploration Company on
                  November 6, 2003.

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*        Filed herewith.

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